UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 2, 2023 (July 28, 2023)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
The following information is furnished pursuant to Item 2.02:
On August 2, 2023, Gibraltar Industries, Inc. (the “Company”) issued a news release and will hold a conference call regarding financial results for the three and six months ended June 30, 2023. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information in this Form 8-K under the caption Item 2.02, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Adoption of Change in Control Executive Severance Plan
On July 28, 2023, the Compensation and Human Capital Committee approved the Gibraltar Industries, Inc. Change in Control Executive Severance Plan (the "CIC Severance Plan"), effective as of July 28, 2023. The CIC Severance Plan provides severance pay and benefits to select employees who are Eligible Executives, as defined by the CIC Severance Plan, and whose employment is terminated on or after July 28, 2023. The CIC Severance Plan will be administered by the Compensation and Human Capital Committee of the Board (the “Committee”) and the Company’s Board of Directors may, in its discretion, exercise any or all such powers granted to the Committee under the CIC Severance Plan. Eligible Executives will be designated by the Committee, and will be required to enter into a participation agreement with the Company in order to participate in the CIC Severance Plan (the “Participation Agreement”). Capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in the CIC Severance Plan.
Upon a Qualifying Termination during the Change in Control Protection Period, participants in the CIC Severance Plan will be eligible to receive, subject to the execution of a release of claims, the following severance payments and benefits:
•a total amount equal to (i) in the case of Eligible Executives other than the Chief Executive Officer of the Company (“CEO”), two times the sum of (a) twelve months’ worth of such Eligible Executive’s Base Salary plus (b) such Eligible Executive’s Target Annual Bonus, and (ii) in the case of the CEO, two-and-a-half times the sum of (y) twelve months’ worth of the CEO’s Base Salary plus (z) the CEO’s Target Annual Bonus; and
•a single lump sum payment in a total amount equal to (i) in the case of Eligible Executives other than the CEO, two times the total of twelve months’ worth of an amount equal to the difference between the “applicable premium” under COBRA for such coverage elected by the Eligible Executive and the employee contribution amount that such Eligible Executive pays per month for coverage under a group health plan of the Company and its Affiliates as of the relevant Date of Termination, and (ii) in the case of the CEO, two-and-a-half times the total of twelve months’ worth of an amount equal to the difference between the “applicable premium” under COBRA for such coverage elected by the Eligible Executive and the employee contribution amount that such Eligible Executive pays per month for coverage under a group health plan of the Company and its Affiliates as of the relevant Date of Termination (the “COBRA Subsidy Payment”);
Upon a participant’s termination of employment (pursuant to a Qualifying Termination or otherwise), all outstanding equity incentive awards held by the participant will be treated in accordance with the applicable award agreements and the Company’s 2018 Equity Incentive Plan, as amended from time to time, subject to the terms and restrictions in the CIC Severance Plan.
The foregoing description of the CIC Severance Plan does not purport to be complete and is qualified in its entirety by reference to the CIC Severance Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
On July 28, 2023, the Compensation and Human Capital Committee designated the following executive officers as Eligible Executives under the CIC Severance Plan, subject to the timely execution and delivery of a Participation Agreement: (i) William T. Bosway, Chairman of the Board, President and Chief Executive Officer, (ii) Timothy F.

Murphy, Senior Vice President and Chief Financial Officer, (iii) Janet A. Catlett, Vice President and Chief Human Resources Officer, (iv) Katherine E. Bolanowski, General Counsel, Vice President and Secretary and (v) Jeffrey J. Watorek, Vice President and Treasurer.
Amendments to Change in Control Agreements with Certain Executives
On July 28, 2023, the Company amended the Change in Control Agreement, dated December 17, 2018 (the “CIC Agreement”) and the Employment Agreement, dated December 17, 2018 (the “CEO Employment Agreement”) (and together with the CIC Agreement, the “Agreements”) with its President, Chief Executive Officer and Chairman of the Board of Directors, William T. Bosway, by the First Amendment to Change in Control Agreement and Employment Agreement to (i) terminate the CIC Agreement in its entirety and replace it with the Participation Agreement with Mr. Bosway, and (ii) amend the CEO Employment Agreement so that all references therein to CIC Termination are no longer in effect and are replaced in their entirety by the terms set forth in the Participation Agreement with Mr. Bosway.
A copy of the First Amendment to Change in Control Agreement and Employment Agreement is filed as Exhibit 10.2 and incorporated herein by reference.
On July 28, 2023, the Company amended the Change in Control Agreement from May 2015 (the “CFO CIC Agreement”) with its Senior Vice President and Chief Financial Officer, Timothy F. Murphy, by the First Amendment to Change in Control Agreement to terminate the CFO CIC Agreement in its entirety and replace it with the Participation Agreement with Mr. Murphy.
A copy of the First Amendment to Change in Control Agreement is filed as Exhibit 10.3 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description
99.1	Earnings Release issued by Gibraltar Industries, Inc. on August 2, 2023
10.1	Gibraltar Industries, Inc. Change in Control Executive Severance Plan, effective as of July 28, 2023
10.2	First Amendment to Change in Control Agreement and Employment Agreement, dated July 28, 2023
10.3	First Amendment to Change in Control Agreement, dated July 28, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	August 2, 2023
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President and Treasurer

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